DigitalPost Interactive, Inc.

OTCBB:DGLP
October, 2009

Forward Looking Statements
Disclaimer
 Certain of the matters discussed in this document constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “will,” “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “hypothetical,” “potential,”
 “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements.
 It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements; therefore all such forward-looking statements are made as of the date of this plan only. We do not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which we hereafter become aware.

■ 2007: “Top 10 App to Preserve Memories”
 by PC Magazine, and “Best of Web” by
 Dell
■ 2008: Signed Partnerships with Mitsubishi
 and Disney Q1, ’08
 – Launched OurFamilyLife with Kiddie
 Kandids Q4, ‘08
Award Winning Digital Media Platform
Who We Are
How We Started: TheFamilyPost.com
■ 2005: Launched TheFamilyPost.com
■ 2006: “Most advanced digital media-
 sharing platform on the Internet” Intel
 Capital

■ 2009: Signed Three Strategic Partnerships
 – Signed Partnership with Local.com
 ■ Awarded multiple Software Development contracts
 – Signed Partnership with Lucidiom Sept. ‘09
 – Signed Partnership with The Picture People Oct. ‘09
Who We Are
Digital Media Management Provider
Continued growth through B2B Partnerships

Photo Sharing / File Management
Video Sharing / File Management
What We Do
Digital Media Sharing Made Simple
■ Visually Stunning Display of Digital
 Media
■ Permanent Destination of Treasured
 Media
■ Display, Store, Protect
■ Online and Offline Backup

Eventually all consumers will need their own
permanent destination online for their digital life…
Popular Photo Sharing Sites allow consumers to share digital media online (Photos, Videos, Music…), temporary solution.

Online photo management and photo sharing application.
Photo sharing and photo merchandise platform.
Largest photo sharing site in the world. Focused on social
networking.
Photo Sharing “Sites”

Why We Are Different
Permanent Destination For A Lifetime
DigitalPost Interactive is the NEXT generation of digital
media management
■ Re-brandable enterprise digital media sharing solution
■ Providing a permanent destination on the web
■ Easy access to ALL digital media including photos and videos within ONE destination on the web...for a lifetime
■ Safe and Secure
 – Backed up daily
 – Password protected

■ 2) Professional Services
 – Custom Software Development for
 business applications
 – Examples: Local.com, Disney
How We Make Money
Digital Media Technology Solutions
■ 1) Recurring Revenue
 – Digital Media Sharing Platform, subscription
 revenue model
 ■ Examples: Kiddie Kandids, Westgate Resorts,
 Dog Channel, The Family Post

TheFamilyPost V. 5.0
Acknowledged as “Best of Web” by Dell
Engaging & Interactive. Features provide
the ultimate destination for users to handle
digital media.
New V5.0 Feature: Family Tree
▪ Family Tree
▪ Photo & Video Sharing
▪ Photo Editor
▪ Drag & Drop Tools
▪ Ability to upload music files
▪ Interactive Flash Designs
Interactive Features Include:
Calendar
Family Website Platform

Market Opportunity
The expanding role of digital media within the family
■ 76 Million Families in the U.S. Alone
■ 93% of married with children households have a
 computer / laptop
 – 94% of these households have at least one family
 member accessing the Internet
■ 53% of these families say new technologies have
 increased the quality of their family communication
■ 80% of US households will have a Digital Camera by
 2010
The DGLP Family Website Platform is the next generation of digital media presentation and a permanent showcase for a lifetime of memories.
Pew Research Center / InfoTrends

Wide Vertical Range
Tailored for Consumer Markets
Digital Media Sharing platform: Secure Architecture
■ Consumer ISPs - 30.7 million customers
■ Portrait Studios - 70 million customers
■ Wedding Industry - 70 million weddings per year
■ Scrap-booking Industry - 9 million customers
■ Baby Industry - 4 million newborns per year
■ Military - 1.8 million service men & women

Market Opportunity: Strategic Targeted Partners
Business Development Strategy
Targeting New Partners
Portrait Studios
■ Lifetouch: 700+ Portrait Studios and in over 50,000 schools nationwide
 – Existing online portrait viewing is limited, need robust portrait viewing / ordering capabilities
 – To include full featured family websites for long-term digital media management
■ Sears: 3,108 Portrait Studios
 – Existing online portrait viewing is limited, need robust portrait viewing / ordering capabilities
 – To include full featured family websites for long-term digital media management
Online Photo Sharing Communities
■ Walmart.com: 4 million Walmart.com/photo members
 – Existing photo platform is limited, need entire platform built-out for robust photo / video sharing
 – To include upgrade path for full featured family websites

America’s largest children’s portrait studio launched OurFamilyLife in Q4, 2008 - Sold over 26,000 subscriptions and ramping…
World’s entertainment leader now using DGLP media sharing platform in new TomorrowLand attraction - Planning additional contracts for further use of our technology
World’s largest local search network contracted DGLP to build proprietary software for digital content - Additional contracts signed July, 2009
3rd largest timeshare company in the world launched a new family portal to drive recurring revenues & enhance the vacation experience
World’s largest pet publisher, re-branding TFP websites for new online dog community
Partner
Project Description
Recent Partners
Family Website Re-brands & Software Development

DGLP Strategic Partnership
Lucidiom / Noritsu
■ Websites to be integrated within Lucidiom
 Kiosks in 55,000 retail locations worldwide
 – Kiosk launch date: January, 2010
■ Websites to be integrated online at
 PhotoFinale.com
 – 1 million online Lucidiom members
 – Online launch date: November, 2009
■ Lucidiom is the leading global provider of flexible and brand-
 independent photo kiosk solutions
 – Owned by Noritsu America, a world leader in photo processing and digital imaging technology
 ■ Retail Partners Include: Ritz Camera and Walgreens

DGLP Strategic Partnership
The Picture People
■ Mobile Portrait Studios to offer Online
 Church Directories
 – Church Directory Websites: December,
 2009
■ Websites to be integrated in Picture People Studios
■ DGLP’s digital media platform to be integrated within
 Mobile Studios at Petco
 – Pet & Family Portraits to be taken in over 1,000 retail
 stores in 50 states
Long-term Strategy, 2010

Pentagon Approved
Battle Tested Family Websites
■ WebsitesforHeroes.org, Military Family
 Websites
 – Currently serving over 3,000 military families
 with deployed loved ones overseas
■ Approved by the Department of Defense
 – #1 Platform for Connecting Military Families
 – Social Networking Sites such as YouTube,
 MySpace & Facebook have been banned by
 the military

DGLP Financials
Cash Burn: Last Four Sequential Quarters

DGLP Financials
Revenue: Last Four Sequential Quarters

Year End Total $5,263,909
2010 Pro Forma Projections

Year End Total $1,206,794
2010 Projected EBITDA

Four Year Projection
Revenue & EBITDA

■ Founder/CEO - Michael Sawtell
 – Former President / COO of Interchange Corp (5yrs) - NASDAQ: INCX
 – Managed INCX from -$250K burn (2000) to 7-straight profitable quarters (2004)
 – INCX IPO in 2004 raising over $22 million
■ CFO - Steven H. Dong
 – CEO and President of Irvine CPA Group; Former CFO of Taitron Components, Inc., (4yrs) -
 NASDAQ: TAIT
 – Eight years with Coopers & Lybrand, LLP; CPA
■ VP of Technology - Robert Grant
 – Technology Director of DIG Media, Ltd.; Engineer - Luxent Development & Toshiba
 – Technology management assignments in France, England, Scotland, and Sweden
■ Board Advisor - Darin Brannan
 – Previously founded Website Pros, Inc. in 1999, raising over $65 million in financing leading to a successful IPO in November 2005
 – Previously the founder of Verio, Inc., sold in 1999 to NTT Communications for $5.5 billion cash
 – Helped launch VIANet, which achieved an IPO with a valuation in excess of $3.5 billion
Key Management Team Members

DGLP Technology Overview
Connecting Digital Media to over 30,000 Consumers!
■ Offering Fortune 1,000 companies immediate access to the $20B digital media-
 sharing and social networking space
 – Full Featured, Customizable Family Website Platform
 – Software Development: Interactive Functionalities
■ Re-brandable / Private Label world-class website products
 – Partners look and feel
 – Instant access: premium consumer offering
 – Significant revenue opportunities
 ■ subscription revenues
 ■ Photo prints / product sales

Contacts
Michael Sawtell
President / CEO
Ph: 949-333-7505
Email: msawtell@dglp.com
www.DigitalPostInteractive.com
www.TheFamilyPost.com
DigitalPost Interactive, Inc.
4040 Barranca Parkway, Ste. 220
Irvine, CA 92604